                                                                    EXHIBIT 10.8

NAME OF SUBSCRIBER:_____________________________

To:         GlobalOptions Group, Inc.
            75 Rockefeller Plaza
            27th Floor
            New York, NY 10019

                             SUBSCRIPTION AGREEMENT

            This Subscription Agreement (this "Agreement") is being delivered to you in connection with your investment in a publicly-traded  company, which will subsequently  change its name to GlobalOptions  Group, Inc.  ("Pubco"),  and the anticipated  merger (the  "Merger")  of GO  Acquisition  Corp.,  a  wholly-owned subsidiary of Pubco, with and into GlobalOptions,  Inc., a Delaware corporation.
Your obligation to invest in Pubco shall be subject to, among other things,  (a)
the  notification  to you of the identity of Pubco and (b) your receipt of draft copy of Pubco's  Current Report on Form 8-K (the "Draft Form 8-K") in accordance with Section 2.1 below. Broadband Capital Management LLC (the "Placement Agent")
shall serve as the placement  agent of Pubco in  conducting a private  placement
(the "Private  Placement") of units  ("Units"),  each Unit consisting of (i) one share of  Pubco's  Series A  Convertible  Preferred  Stock  ("Preferred  Stock")
convertible to 500 shares of Pubco's  common stock  ("Common  Stock") and (ii) a
detachable,   four-year   warrant  to  purchase   125  shares  of  Common  Stock
("Warrant"),  at an exercise  price of $2.50 per share.  The purchase  price per
Unit is $1,000.  All funds  received in the Private  Placement  shall be held in escrow by Signature Bank (the "Escrow Agent") and, upon fulfillment of the other conditions  precedent  set forth  herein,  shall be  released  from  escrow  and delivered  to Pubco  at which  time the  securities  subscribed  for as  further described below shall be delivered, subject to Section 8 hereof, to you.

1.          SUBSCRIPTION AND PURCHASE PRICE

            1.1  SUBSCRIPTION.  Subject to the conditions set forth in Section 2 hereof,  the undersigned hereby subscribes for and agrees to purchase the number of Units  indicated  on page C-10 hereof on the terms and  conditions  described herein.  The minimum  number of Units that may be purchased is twenty five (25).
Subscriptions  for lesser amounts may be accepted at the discretion of Pubco and the Placement Agent.

            1.2  PURCHASE  OF  SECURITIES.   The  undersigned   understands  and
acknowledges  that the purchase  price to be remitted to the Placement  Agent in exchange for the Units shall be $1,000 per Unit, for an aggregate purchase price as set forth on page C-10 hereof (the "Aggregate  Purchase Price").  Payment for the Units subscribed for hereunder shall be made by the undersigned,  payable in
United States dollars, by check or wire transfer,  to "Signature Bank, as Escrow
Agent for GlobalOptions  Group,  Inc.," with the undersigned's  delivery of this
Agreement to the Placement Agent.  The undersigned  understands and agrees that, subject to Sections 2.1(a) and applicable laws, by executing this Agreement,  it is entering into a binding agreement.

2.          ACCEPTANCE AND CLOSING PROCEDURES

            2.1  ACCEPTANCE OR REJECTION.

                 (a) The  undersigned  and the Placement  Agent  understand  and agree that this  subscription  shall be  revocable by the  undersigned  up until three (3) days after a Draft Form 8-K is  prepared  and sent to the  undersigned
(at the address set forth on the signature page of this Agreement) in accordance with the terms and  conditions  set forth in Section 5 hereof  (the  "Revocation
Period").  Provided that the undersigned  shall not have,  within the Revocation

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Period,  delivered a written  notice via  facsimile to Greenberg  Traurig,  LLP, counsel to Pubco (to the attention of Spencer G. Feldman) at (212)  801-6400 and to the  Placement  Agent (to the  attention of Karl  Brenza) at (212)  702-9830, electing to withdraw his  subscription,  the  obligation of the  undersigned  to purchase  the Units  shall  become  irrevocable,  and the  undersigned  shall be legally  bound to  purchase  the  Units  subject  to the terms set forth in this
Agreement.

                 (b) The  undersigned  understands and agrees that Pubco and the
Placement Agent reserve the right to reject this  subscription  for the Units in whole or part in any order at any time prior to the closing (the  "Closing")  of the purchase and sale of the Units if, in their reasonable  judgment,  they deem
such  action  to  be  in  the  best  interest  of  Pubco,   notwithstanding  the
undersigned's  prior  receipt  of  notice  of  acceptance  of the  undersigned's subscription.

                 (c) In the event of the revocation of this  subscription by the undersigned  in  accordance  with  Section  2.1(a),  rejection  by  Pubco or the
Placement Agent in accordance  with Section 2.1(b),  or the sale of the Units is not  consummated by the Placement  Agent for any reason,  this Agreement and any other  agreement  entered into between the  undersigned  and the Placement Agent relating to this subscription  shall thereafter have no force or effect, and the
Placement Agent shall promptly return or cause to be returned to the undersigned the purchase price  remitted to the Escrow Agent,  without  interest  thereon or deduction therefrom.

                 (d) Notwithstanding  anything to the contrary contained in this
Agreement,  in the event that the Merger is not  effective on or before the date that is twenty (20) days after the date of this  Agreement,  the Placement Agent shall promptly  return or cause to be returned to the  undersigned  the purchase price  remitted  to the Escrow  Agent,  without  interest  thereon or  deduction therefrom.

            2.2  CLOSING.

                 The  Closing  shall  take  place at the  offices  of  Greenberg
Traurig,  LLP,  counsel to Pubco, at 200 Park Avenue,  15th Floor, New York, New
York 10166,  or such other place as  determined  by the  Placement  Agent,  on a
Business Day promptly  following the Revocation  Period (the "Closing Date"), or such other date as is mutually  agreed to by the  parties  and the  undersigned.
"Business Day" shall mean from the hours of 9:00 a.m. (E.S.T.) through 5:00 p.m.
(E.S.T.) of a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to be closed.

3.          INVESTOR'S REPRESENTATIONS AND WARRANTIES

                 The undersigned hereby acknowledges, agrees with and represents and warrants to Pubco and the Placement Agent and its affiliates, as follows:

                 (a) The  undersigned has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if
applicable,   and  this  Agreement  constitutes  a  valid  and  legally  binding obligation of the undersigned.

                 (b) The undersigned  acknowledges  his  understanding  that the offering and sale of the Units is intended to be exempt from registration  under the  Securities  Act of 1933, as amended (the  "Securities  Act"),  by virtue of
Section  4(2)  of  the  Securities  Act  and  the  provisions  of  Regulation  D promulgated thereunder ("Regulation D"). In furtherance thereof, the undersigned represents  and warrants to Pubco and the Placement  Agent and its affiliates as follows:

                        (i) The  undersigned  realizes  that the  basis  for the
                  exemption   from   registration   may  not  be  available  if,
                  notwithstanding  the undersigned's  representations  contained herein,  the  undersigned is merely  acquiring the Units for a fixed or  determinable  period in the future,  or for a market rise, or for sale if the market does not rise. The undersigned does not have any such intention.

                                      C-2

                        (ii) The undersigned is acquiring the Unit(s) solely for
                  the  undersigned's  own  beneficial  account,  for  investment purposes,  and not with view to, or resale in connection with, any  distribution of the shares of Preferred  Stock, or shares of Common  Stock into which the  Preferred  Stock is converted and the Warrants are exercised.

                        (iii) The undersigned has the financial  ability to bear
                  the economic risk of his  investment,  has adequate  means for providing for his current needs and contingencies,  and has no need for liquidity with respect to his investment in Pubco;

                        (iv) The  undersigned  and the  undersigned's  attorney,
                  accountant,  purchaser  representative  and/or tax advisor, if any (collectively, "Advisors"), have received the Confidential
                  Private Placement  Memorandum,  dated April 18, 2005, together with all annexes  thereto (as such documents may be amended or supplemented,  the  "Memorandum"),  relating  to  the  private placement  by  Pubco of the  Units,  and all  other  documents requested by the  undersigned  or his  Advisors,  if any, have
                  carefully   reviewed  them  and  understand  the   information
                  contained  therein,  prior to the execution of this Agreement;
                  and

                        (v) The undersigned (together with his Advisors, if any)
                  has such  knowledge  and  experience in financial and business matters as to be capable of evaluating the merits and risks of the  prospective  investment  in the  Units.  If other than an individual,  the  undersigned  also represents it has not been organized for the purpose of acquiring the Units.

                 (c) The information in the Investor Questionnaire completed and executed by the undersigned (the "Investor  Questionnaire") is accurate and true in all respects,  and the undersigned is an "accredited  investor," as that term is defined in Rule 501(a) of Regulation D.

                 (d)  The  undersigned  (and  his  Advisors,  if any)  has  been furnished with a copy of the Memorandum.

                 (e) The  undersigned  is not relying on the Placement  Agent or its  affiliates  with  respect  to  economic  considerations  involved  in  this investment.  The undersigned has relied on the advice of, or has consulted with, only his Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the Memorandum, and each  Advisor,  if any, has disclosed to the  undersigned  in writing (a copy of which is annexed to this  Agreement)  the specific  details of any and all past, present or future relationships, actual or contemplated, between himself and the
Placement Agent or any affiliate or subsidiary thereof.

                 (f) The  undersigned  represents,  warrants  and agrees that he will not sell or otherwise  transfer the shares of Preferred  Stock and Warrants
(including  such  shares of Common  Stock  into  which the  Preferred  Stock and
Warrants are convertible or exercisable,  as appropriate,  and collectively with the Preferred Stock and the Warrants,  the  "Securities")  without  registration under the Securities Act or an exemption  therefrom,  and fully  understands and agrees that he must bear the economic risk of his purchase because,  among other reasons,  the Securities  have not been  registered  under the Securities Act or under  the  securities  laws of any state  and,  therefore,  cannot  be  resold, pledged,  assigned  or  otherwise  disposed  of  unless  they  are  subsequently registered under the Securities Act and under the applicable  securities laws of such states, or an exemption from such registration is available. In particular, the  undersigned is aware that the Securities are  "restricted  securities,"  as such term is defined in Rule 144  promulgated  under the  Securities  Act ("Rule
144"),  and  they  may  not be  sold  pursuant  to Rule  144  unless  all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise  provided  herein,  Pubco is  under  no  obligation  to  register  the
Securities on his behalf or to assist him in complying  with any exemption  from registration  under the Securities Act or applicable  state securities laws. The undersigned  understands  that any  sales or  transfers  of the  Securities  are further  restricted  by  state  securities  laws  and  the  provisions  of  this
Agreement.

                                      C-3

                 (g) No  representations  or  warranties  have  been made to the undersigned  by Pubco,  GlobalOptions  or the Placement  Agent,  or any of their respective officers,  employees, agents, affiliates or subsidiaries,  other than any  representations of Pubco or the Placement Agent contained herein and in the
Memorandum, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the Memorandum.

                 (h) The  undersigned  understands  and  acknowledges  that  his purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of his entire  investment and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption "Risk Factors" therein, and, in particular,  acknowledges that
Pubco is engaged in a highly competitive business.

                 (i) The  undersigned's  overall  commitment to investments that are not readily  marketable is not  disproportionate  to the  undersigned's  net worth, and an investment in the Units will not cause such overall  commitment to become excessive.

                 (j)  The   undersigned   understands   and   agrees   that  the
certificates  for the Securities shall bear  substantially  the following legend until (i) such securities  shall have been  registered  under the Securities Act and effectively disposed of in accordance with a registration statement that has been  declared  effective  or (ii) in the  opinion  of  counsel  for Pubco  such securities may be sold without  registration under the Securities Act as well as any applicable "blue sky" or state securities laws:

                 THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES  ACT"),
OR ANY APPLICABLE  STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR
INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE,
TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION
STATEMENT  FILED BY THE  ISSUER  WITH THE  SECURITIES  AND  EXCHANGE  COMMISSION
COVERING  SUCH  SECURITIES  UNDER THE  SECURITIES  ACT OR AN  OPINION OF COUNSEL
SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

                 (k) Neither the U.S.  Securities and Exchange  Commission  (the
"SEC")  nor any  state  securities  commission  has  approved  the  Units or the
Securities,  or passed upon or endorsed  the merits of the Offering or confirmed the accuracy or determined  the adequacy of the  Memorandum.  The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

                 (l) The  undersigned  and his  Advisors,  if  any,  have  had a reasonable  opportunity to ask questions of and receive answers from a person or persons  acting on behalf of Pubco  concerning the offering of the Units and the business, financial condition, results of operations and prospects of Pubco, and all  such  questions  have  been  answered  to  the  full  satisfaction  of  the undersigned and his Advisors, if any.

                 (m) The undersigned is unaware of, is in no way relying on, and did not become aware of the offering of the Units through or as a result of, any
form  of  general  solicitation  or  general  advertising   including,   without
limitation, any article, notice,  advertisement or other communication published in any newspaper,  magazine or similar media or broadcast over television, radio or over the Internet,  in connection with the offering and sale of the Units and is not  subscribing  for Units and did not become  aware of the  offering of the
Units through or as a result of any seminar or meeting to which the  undersigned was  invited  by,  or any  solicitation  of a  subscription  by,  a  person  not previously known to the undersigned in connection with investments in securities generally.

                 (n) The  undersigned  has taken no action which would give rise to any claim by any person for brokerage commissions,  finders' fees or the like relating to this Agreement or the transactions  contemplated  hereby (other than

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commissions to be paid by Pubco to the Placement Agent or as otherwise described in the Memorandum) and, in turn, to be paid to other selected dealers.

                 (o) The  undersigned  is not  relying on Pubco,  the  Placement
Agent or any of their respective  employees or agents with respect to the legal, tax, economic and related  considerations of an investment in the Units, and the undersigned  has relied on the advice of, or has  consulted  with,  only his own
Advisors.

                 (p)  The  undersigned   acknowledges   that  any  estimates  or
forward-looking  statements  or  projections  included  in the  Memorandum  were prepared  by the  future  management  of  Pubco  in good  faith,  but  that  the attainment  of any such  projections,  estimates or  forward-looking  statements cannot be guaranteed by Pubco or its management and should not be relied upon.

                 (q) No oral or written  representations have been made, or oral or written information furnished, to the undersigned or his Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

                 (r)  The  undersigned's   substantive   relationship  with  the
Placement  Agent or subagent  through which the  undersigned is subscribing  for
Units  predates  the  Placement  Agent's  or such  subagent's  contact  with the undersigned regarding an investment in the Units.

                 (s) The foregoing  representations,  warranties, and agreements shall survive the Closing.

4.          PUBCO'S REPRESENTATIONS AND WARRANTIES

            Pubco hereby  acknowledges,  agrees with and represents and warrants to each of the undersigned, as follows:

                 (a) Pubco has the corporate  power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly authorized,  executed and delivered by Pubco and is valid, binding and enforceable against Pubco in accordance with its terms.

                 (b) The  Preferred  Stock  and  Warrants  to be  issued  to the undersigned pursuant to this Agreement,  when issued and delivered in accordance with the terms of this  Agreement,  will be duly and validly  issued and will be fully paid and nonassessable.

                 (c) Neither the execution and delivery nor the  performance  of this Agreement by Pubco will conflict with Pubco's Articles of Incorporation, as amended,  or By-laws,  or result in a breach of any terms or  provisions  of, or constitute a default under,  any material  contract,  agreement or instrument to which Pubco is a party or by which Pubco is bound.

                 (d) After giving  effect to the  transactions  contemplated  by
this  Agreement  and  immediately  after  the  Closing,   Pubco  will  have  the
outstanding capital stock as described in the Memorandum.

                 (e) The  information  contained in the  Memorandum  is true and correct in all material respects as of its date.

5.          COVENANTS

            5.1  PREPARATION  AND DELIVERY OF THE DRAFT FORM 8-K;  WITHDRAWAL OF
SUBSCRIPTION.  At least  three  (3) days  prior  to the date of  closing  of the
Merger, Pubco shall prepare and deliver to the undersigned via overnight courier or  facsimile,  the Draft Form 8-K  proposed  to be filed by Pubco,  which shall describe  the  terms  and  conditions  of the  Merger,  in  accordance  with the requirements  of the  Securities  Exchange  Act of 1934 and the  Accounting  and
Financial Reporting  Interpretations and Guidance issued by the accounting staff

                                      C-5

members of the  Division of  Corporate  Finance of the  Securities  and Exchange
Commission   on   March   31,   2001,   as  the   same   relates   to   "Reverse
Acquisitions-Reporting Issues."

            5.2  REGISTRATION RIGHTS; LOCK-UP.

                 (a)   Pubco   shall   file  a   registration   statement   (the
"Registration  Statement")  with the SEC  covering  the  resale of the shares of
Common Stock into which the  Preferred  Stock and Warrants  are  convertible  or exercisable,  as appropriate,  on or around,  but no later than, one hundred and twenty  (120) days after the Closing  Date.  Pubco shall use its best efforts to have  the  Registration  Statement  declared  effective  by the  SEC as  soon as possible  after the  initial  filing,  and agrees to respond to the SEC,  within thirty  (30)  days of  receipt,  to all  questions  and  comments  from  the SEC regarding the Registration  Statement.  Pubco will maintain the effectiveness of
the  Registration   Statement  from  the  date  of  the   effectiveness  of  the
Registration  Statement until one (1) year after that date; PROVIDED that, if at any  time  or  from  time  to  time  after  the  date  of  effectiveness  of the
Registration  Statement,  Pubco  notifies  the  undersigned  in  writing  of the existence of a Potential  Material  Event (as defined  below),  the  undersigned shall  not  offer  or  sell  any of  the  Securities,  or  engage  in any  other transaction involving or relating to the Securities, from the time of the giving of notice with respect to a Potential  Material  Event until Pubco  notifies the undersigned that such Potential  Material Event either has been disclosed to the public or no longer  constitutes a Potential Material Event;  PROVIDED,  FURTHER that,  Pubco may not  suspend  the  right of the  undersigned  pursuant  to this
Section  5.2(a)  for more  than  sixty  (60) days in the  aggregate.  "Potential
Material Event" means the possession by Pubco of material information  regarding a potential  transaction  not ripe for disclosure in a  registration  statement, which  shall be  evidenced  by  determinations  in good  faith  by the  Board of
Directors  of Pubco that  disclosure  of such  information  in the  registration statement would be detrimental to the business and affairs of Pubco.

                 (b) If Pubco fails to (i) file the Registration  Statement with the SEC on or prior to one hundred and eighty (180) days after the Closing Date,
or  (ii)  subject  to  Section  5.2(a),   maintain  the   effectiveness  of  the
Registration  Statement  from  date  of the  effectiveness  of the  Registration
Statement until one (1) year after that date,  Pubco shall be obligated to issue to the undersigned  additional shares of Preferred Stock computed as follows: on the first day that Pubco has failed to file,  or to maintain  the  effectiveness of, the  Registration  Statement,  as the case may be (the "First  Determination
Date"),  Pubco shall  determine the number of shares of Preferred Stock entitled
(by virtue of the  underlying  shares of Common Stock to be  registered)  to the benefit of the  registration  rights set forth in this Section 5.2 that are held by the undersigned (the "Subject Securities").  Within sixty (60) days following the First  Determination  Date, Pubco shall issue to the undersigned such number of  shares of  Preferred  Stock  equal to 2% of  number  of  shares  of  Subject
Securities  (the "Penalty  Shares").  Penalty Shares shall also be issuable upon the  expiration of each 30-day period  following  the First  Determination  Date during which Pubco has continued to fail to obtain effectiveness of, or maintain effectiveness of, the Registration Statement, as the case may be (the expiration date of each such 30-day period being a "Subsequent  Determination  Date").  The number of Penalty Shares issuable  following each Subsequent  Determination Date shall be determined and issued in accordance with this section on the same basis applicable to the First  Determination  Date;  PROVIDED,  HOWEVER,  that Penalty
Shares  previously  issued  to  the  undersigned  shall  be  excluded  from  the calculation of Subject Securities.  Notwithstanding  the foregoing,  Pubco shall not be  obligated to issue  pursuant to this  paragraph  to the  undersigned  an aggregate  number of Penalty  Shares greater than 20% of the number of shares of
Subject Securities originally subscribed for and held by the undersigned.

                 (c) If Pubco  fails to respond to the SEC,  within  thirty (30)
days of receipt,  to any  questions  and  comments  from the SEC  regarding  the
Registration Statement,  Pubco shall be obligated to issue Penalty Shares to the undersigned. The thirty-first (31st) day that Pubco has failed to respond to the
SEC is  termed  the  "Response  Determination  Date."  Within  sixty  (60)  days following the Response  Determination Date, Pubco shall issue to the undersigned
Penalty  Shares  (which  are equal to 2% of the  number  of  shares  of  Subject
Securities).  Penalty  Shares shall also be issuable upon the expiration of each
30-day period following the Response  Determination  Date during which Pubco has continued to fail to respond to the SEC (the expiration date of each such 30-day

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period being a "Subsequent Response  Determination Date"). The number of Penalty
Shares issuable following each Subsequent  Response  Determination Date shall be determined  and  issued  in  accordance  with  this  section  on the same  basis applicable to the Response  Determination Date; PROVIDED,  HOWEVER, that Penalty
Shares  previously  issued  to  the  undersigned  shall  be  excluded  from  the calculation of Subject Securities.  Notwithstanding  the foregoing,  Pubco shall not be  obligated to issue  pursuant to this  paragraph  to the  undersigned  an aggregate  number of Penalty  Shares greater than 20% of the number of shares of
Subject Securities originally subscribed for and held by the undersigned.

                 (d)  Pubco  shall  notify  the  undersigned  at any time when a prospectus  relating  thereto is required to be delivered  under the  Securities
Act,  upon  discovery  that,  or upon the  happening of any event as a result of which,  the  prospectus  included  in such  registration  statement,  as then in effect,  includes an untrue  statement of a material  fact or omits to state any material fact required to be stated  therein or necessary to make the statements therein not  misleading  in light of the  circumstances  then  existing.  At the request of the  undersigned,  Pubco shall also prepare,  file and furnish to the undersigned a reasonable  number of copies of a supplement to or an amendment of such  prospectus  as may be necessary so that,  as  thereafter  delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a  material  fact or omit to state a  material  fact  required  to be  stated
therein or necessary to make the  statements  therein not misleading in light of the circumstances then existing. The undersigned agrees not to offer or sell any shares covered by the Registration  Statement after receipt of such notification until the receipt of such supplement or amendment.

                 (e) Pubco may request  the  undersigned  to furnish  Pubco such information  with  respect to the  undersigned  and the  undersigned's  proposed distribution of Securities  pursuant to the Registration  Statement as Pubco may from time to time  reasonably  request in writing or as shall be required by law or by the SEC in connection  therewith,  and the  undersigned  agrees to furnish
Pubco with such information.

            5.3   BUSINESS   OPPORTUNITY   AGREEMENT.   Prior  to  the  Closing,
GlobalOptions,  Inc.  shall have  obtained  the written  agreement  of Harvey W.
Schiller,  Ph.D.,  which agreement  shall remain in force during Dr.  Schiller's employment with  GlobalOptions,  Inc. or Pubco, to bring to GlobalOptions,  Inc.
any  corporate   opportunity,   business   opportunity,   proposed  transaction,
acquisition,  disposition,  participation,  interest  or  other  opportunity  to acquire an  interest  in any risk  mitigation  or  security-related  business or prospect (a "business  opportunity") that becomes available to him or any entity under his control. Pursuant to this agreement,  GlobalOptions, Inc. has a 30-day right of first  refusal with respect to any  business  opportunity  that becomes available to Dr. Schiller.

6.          USE OF PROCEEDS

            Pubco shall use the net  proceeds  from the offering of the Units to pursue its strategy of acquiring  complementary  businesses in the areas of risk mitigation, security, investigations and crisis management, and as otherwise set forth in the Memorandum.  Upon receipt of the proceeds of this Offering from the
Escrow Agent,  Pubco shall deposit and maintain the net proceeds in a segregated bank  account and funds shall be released  into Pubco's  operating  account in a manner consistent with foregoing plan and upon periodic  authorization  from the
Board of Directors of Pubco.

7.          INSIDER TRADING PROHIBITION; INDEMNITY

                 (a)  Commencing as of the date upon which the Draft Form 8-K is sent to the  undersigned  and until the filing by Pubco of the Form 8-K with the
SEC,  the  undersigned  hereby  agrees to (i) refrain  from (a)  engaging in any
transactions   with  respect  to  the  capital  stock  of  Pubco  or  securities exercisable or convertible  into or exchangeable for any shares of capital stock of Pubco,  and (b)  entering  into any  transaction  which  would  have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic  consequences  of ownership of the capital stock of Pubco and (ii) indemnify and hold harmless Pubco,  the Placement Agent, and their respective  officers and directors,  employees and affiliates and each other  person,  if any,  who controls  any of the  foregoing,  against any loss,

                                      C-7

liability,  claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating,  preparing or  defending  against  any  litigation  commenced  or  threatened  or any claim whatsoever)  arising out of or based upon any violation of this Section 7 by the undersigned.

                 (b) The  undersigned  agrees  to  indemnify  and hold  harmless
Pubco, the Placement  Agent, the Escrow Agent and their respective  officers and directors,  employees and affiliates and each other person, if any, who controls any of the foregoing,  against any loss,  liability,  claim,  damage and expense whatsoever  (including,  but not  limited  to, any and all  expenses  whatsoever reasonably  incurred  in  investigating,  preparing  or  defending  against  any litigation  commenced or threatened or any claim  whatsoever)  arising out of or based upon any false  representation  or  warranty  by the  undersigned,  or the undersigned's  breach of, or failure to comply  with,  any covenant or agreement made  by the  undersigned  herein  or in any  other  document  furnished  by the undersigned to Pubco,  its officers and directors,  employees and its affiliates and each other  person,  if any, who controls any of the foregoing in connection with this transaction.

8.          MISCELLANEOUS PROVISIONS

            8.1 MODIFICATION. Neither this Agreement, nor any provisions hereof, shall be waived,  modified,  discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification,  discharge or termination is sought.

            8.2 NOTICES. Any party may send any notice,  request,  demand, claim or other communication  hereunder to the undersigned at the address set forth on the signature  page of this Agreement or to Pubco at the address set forth above using any means  (including  personal  delivery,  expedited  courier,  messenger service,  fax, ordinary mail or electronic  mail), but no such notice,  request, demand,  claim or other  communication  will be deemed  to have been duly  given unless and until it actually is received by the  intended  recipient.  Any party may change the address to which  notices,  requests,  demands,  claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

            8.3  COUNTERPARTS.  This  Agreement  may be  executed in two or more counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same instrument.

            8.4  BINDING  EFFECT.  Except as  otherwise  provided  herein,  this
Agreement  shall be binding  upon,  and inure to the  benefit of, the parties to this Agreement and their heirs,  executors,  administrators,  successors,  legal representatives  and  assigns.  If the  undersigned  is more than one  person or entity,  the  obligation of the  undersigned  shall be joint and several and the agreements,  representations,  warranties and  acknowledgments  contained herein shall be deemed to be made by, and be binding  upon,  each such person or entity
and   his  or  its   heirs,   executors,   administrators,   successors,   legal
representatives and assigns.

            8.5 ASSIGNABILITY.  This Agreement is not transferable or assignable by the  undersigned.  This Agreement  shall be transferable or assignable by the
Placement Agent to Pubco.

            8.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance  with the laws of the State of New York,  without giving effect to conflicts of law principles.

                                      C-8

                                    ANTI-MONEY LAUNDERING REQUIREMENTS

THE USA PATRIOT ACT                          WHAT IS MONEY                           HOW BIG IS THE PROBLEM
                                             LAUNDERING?                             AND WHY IS IT IMPORTANT?
--------------------------------------------------------------------------------------------------------------------

The USA  PATRIOT  Act is                     Money laundering is the                 The use of the U.S. financial
designed to detect,  deter,                  process of disguising illegally         system  by criminals to
and  punish terrorists in the                obtained  money so that the             facilitate terrorism or other
United States and abroad.                    funds appear to come from               crimes could taint our
The  Act  imposes  new anti-                 legitimate sources or                   financial  markets.  According
money laundering                             activities.  Money laundering           to the U.S. State
requirements on brokerage                    occurs in connection with a             Department, one recent
firms and financial                          wide variety of crimes,                 estimate  puts the amount of
institutions.  Since April 24,               including illegal arms sales,           worldwide money laundering
2002, all  brokerage  firms                  drug trafficking, robbery,              activity at $1 trillion a year.
have been required to have                   fraud, racketeering, and
new,  comprehensive  anti-                   terrorism.
money laundering programs.

To help  you  understand
these efforts, we want to
provide you with some
information about money
laundering and our steps to
implement the USA PATRIOT
Act.

WHAT ARE WE REQUIRED TO DO TO ELIMINATE MONEY LAUNDERING?

Under new rules  required by the USA              As part of our required  program, we may ask
PATRIOT Act, our anti-money laundering            you to provide various identification
program must designate a special compliance       documents or other information.  Until you
officer, set up employee training, conduct        provide the information or documents we
independent audits,  and establish policies and   need, we may not be able to effect any
procedures to detect and report suspicious        transactions for you.
transactions and ensure compliance with the
new laws.

                                      C-9

                     ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

     IN WITNESS WHEREOF, the undersigned has executed this Agreement on the ____
day of ____________ 2005.

________________________        X $1,000 for each Unit        = $________________________.
   Units subscribed for                                          Aggregate Purchase Price

Manner in which Title is to be held (Please Check ONE):
1.  ___   Individual                        7.  ___  Trust/Estate/Pension or Profit sharing Plan
                                                     Date Opened:______________

2.  ___   Joint Tenants with Right of       8.  ___  As a Custodian for
          Survivorship                               ___________________________________________
                                                     Under the Uniform Gift to Minors Act of the
                                                     State of
                                                     ___________________________________________

3.  ___   Community Property                9.  ___  Married with Separate Property

4.  ___   Tenants in Common                 10. ___  Keogh

5.  ___   Corporation/Partnership/          11. ___  Tenants by the Entirety
          Limited Liability Company

6.  ___   IRA

             IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
                 INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE C-11.
             SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE C-12.

                                      C-10

                          EXECUTION BY NATURAL PERSONS

--------------------------------------------------------------------------------
                     Exact Name in Which Title is to be Held

-----------------------------------          -----------------------------------
Name (Please Print)                          Name of Additional Purchaser

-----------------------------------          -----------------------------------
Residence: Number and Street                 Address of Additional Purchaser

-----------------------------------          -----------------------------------
City, State and Zip Code                     City, State and Zip Code

-----------------------------------          -----------------------------------
Social Security Number                       Social Security Number

-----------------------------------          -----------------------------------
Telephone Number                             Telephone Number

-----------------------------------          -----------------------------------
Fax Number (if available)                    Fax Number (if available)

-----------------------------------          -----------------------------------
E-Mail (if available)                        E-Mail (if available)

-----------------------------------          -----------------------------------
(Signature)                                  (Signature of Additional Purchaser)

ACCEPTED this ___ day of _________ 2005, on behalf of Pubco.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            By: ________________________________
                                                Name:
                                                Title:

                                      C-11

                   EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
                   ------------------------------------------
                     (Corporation, Partnership, Trust, Etc.)

--------------------------------------------------------------------------------
                          Name of Entity (Please Print)

Date of Incorporation or Organization:__________________________________________

State of Principal Office:______________________________________________________

Federal Taxpayer Identification Number:_________________________________________

____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

                                           By: _________________________________
                                               Name:
                                               Title:

[seal]
                                               _________________________________

Attest:__________________________________
          (If Entity is a Corporation)

                                              __________________________________
                                              Address

                 ACCEPTED this ____ day of __________ 2005, on behalf of Pubco.

                                              By:_______________________________
                                                 Name:
                                                 Title:

                                      C-12

                             INVESTOR QUESTIONNAIRE

INSTRUCTIONS:  CHECK ALL BOXES BELOW WHICH CORRECTLY DESCRIBE YOU.

|_|          You are (I) a bank, as defined in Section 3(a)(2) of the Securities
             Act of 1933, as amended (the "SECURITIES  ACT"), (II) a savings and loan  association  or other  institution,  as  defined  in  Section
             3(a)(5)(A) of the Securities  Act,  whether acting in an individual or fiduciary capacity, (III) a broker or dealer registered pursuant to Section 15 of the  Securities  Exchange Act of 1934,  as amended
             (the  "EXCHANGE  ACT"),  (IV) an  insurance  company  as defined in
             Section  2(13) of the  Securities  Act, (V) an  investment  company registered  under the  Investment  Company Act of 1940,  as amended
             (the "INVESTMENT COMPANY ACT"), (VI) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (VII)
             a Small  Business  Investment  Company  licensed by the U.S.  Small
             Business  Administration  under Section 301 (c) or (d) of the Small
             Business  Investment  Act  of  1958,  as  amended,  (VIII)  a  plan established and maintained by a state, its political  subdivisions, or an  agency  or  instrumentality  of a  state  or  its  political subdivisions,  for the benefit of its  employees and you have total assets in excess of  $5,000,000,  or (IX) an employee  benefit plan within the meaning of the Employee  Retirement  Income Security Act of 1974,  as amended  ("ERISA") and (1) the decision that you shall subscribe  for and purchase  units  consisting  of one (1) share of
             Series A Convertible  Preferred  Stock and a three-year  detachable warrant to purchase  shares of common stock (the "Units"),  is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association,  insurance company, or registered  investment adviser, (2) you have total assets in excess of  $5,000,000  and the decision  that you shall  subscribe for and purchase  the Units is made solely by persons or entities  that are accredited  investors,  as  defined  in Rule  501 of  Regulation  D promulgated  under the Securities Act  ("REGULATION  D") or (3) you are a self-directed  plan and the decision that you shall subscribe for and  purchase  the Units is made  solely by persons or entities that are accredited investors.

|_|          You are a  private  business  development  company  as  defined  in
             Section  202(a)(22)  of the  Investment  Advisers  Act of 1940,  as
             amended.

|_|          You are an  organization  described  in  Section  501(c)(3)  of the
             Internal  Revenue  Code  of  1986,  as  amended  (the  "CODE"),   a
             corporation,   Massachusetts   or  similar   business  trust  or  a
             partnership,  in each case not formed for the  specific  purpose of making an  investment  in the Units and with total assets in excess of $5,000,000.

|_|          You are a director or  executive  officer of  GlobalOptions  Group,
             Inc.

|_|          You are a natural person whose  individual net worth,  or joint net worth  with your  spouse,  exceeds  $1,000,000  at the time of your subscription for and purchase of the Units.

|_|          You are a natural person who had an individual  income in excess of
             $200,000 in each of the two most recent  years or joint income with your  spouse in excess of  $300,000  in each of the two most recent years,  and who has a reasonable  expectation  of reaching the same income level in the current year.

|_|          You are a trust,  with total  assets in excess of  $5,000,000,  not formed for the  specific  purpose  of  acquiring  the Units,  whose subscription  for  and  purchase  of the  Units  is  directed  by a
             sophisticated   person  as  described  in  Rule   506(b)(2)(ii)  of
             Regulation D.

|_|          You are an entity in which all of the equity  owners are persons or entities described in one of the preceding paragraphs.

                                      C-13

            The  undersigned  hereby  represents  and  warrants  that all of its answers to this Investor  Questionnaire are true as of the date of its execution of the  Subscription  Agreement  pursuant to which it  purchased  securities  of
Pubco.

__________________________________________      ____________________________________
Name of Purchaser  [please print]               Name of Co-Purchaser  [please print]

__________________________________________      ____________________________________
Signature of  Purchaser  (Entities  please      Signature  of  Co-Purchaser
  provide signature of Purchaser's duly
  authorized signatory.)

_________________________________________
Name of Signatory (Entities only)

_________________________________________
Title of Signatory (Entities only)

                                      C-14